Exhibit 10.09-01

El Paso Electric Company Rate Schedule FERC No. 78	SWNMT Amendment #6	TEXAS-NEW MEXICO POWER COMPANY	Original Sheet No. 111

Subject:    SWNMT LETTER AGREEMENT – AMENDMENT #6

Public Service Company of New Mexico (“PNM”), Texas-New Mexico Power Company (“TNMP”) and El Paso Electric Company (“EPE”) (herein Individually the “Party” and collectively the “Parties”) are parties to the Southwest New Mexico Transmission Project Participation Agreement “SWNMT Agreement”, dated April 11, 1977, and amended and supplemented at various times by the Parties. Section 10.0 of the SWNMT Agreement sets forth the terms and conditions under which the Parties may interconnect facilities and/or equipment with the Southwest New Mexico Transmission (“SWNMT”) Project.

This SWNMT Letter Agreement - Amendment #6 sets forth the terms and conditions under which the Parties agree to the interconnection of TNMP’s Hidalgo 345-115 kV autotransformer and associated equipment and agree to supplement the SWNMT Agreement.

Texas-New Mexico Power Company formally notified the Parties by letter dated March 5, 1993, of its plans to install a second 345-115 kV 200 MVA autotransformer at Hidalgo Substation. The facilities and particulars for the installation were identified in that letter. The letter specifically stated, “For the immediate future, this second autotransformer shall be considered a deenergized spare for TNMP’s existing Hidalgo 345-115 kV, 200 MVA autotransformer”. Additionally, the March 5, 1993 letter explained the location and rationale behind the proposed installation plans. The letter also indicated that in the future, the second autotransformer would be electrically interconnected on a continuous basis to the 345 kV bus in accordance with the original plans for expansion of the Hidalgo 345 kV Substation.

With the above being known, TNMP requests that the other Parties (PNM and EPE) approve interconnection of the second 345-115 kV, 200 MVA autotransformer in its final configuration (the “New Autotransformer”) at the Hidalgo 345 kV Substation. Such an interconnection will require the installation of one (1) 345 kV circuit breaker, two (2) 345 kV motor operated disconnects, and one (1) 345 kV circuit-switcher (collectively, the “Related Equipment”).

I.     In connection with such approval, the Parties agree:

a)
TNMP will be responsible for all design, construction and equipment costs for interconnecting the New Autotransformer, Installing the Related Equipment, moving of the phases of the existing strain bus, bus work, protective relaying and other necessary items directly associated with this project.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: June 17, 1999

El Paso Electric Company Rate Schedule FERC No. 78	SWNMT Amendment #6	TEXAS-NEW MEXICO POWER COMPANY	Original Sheet No. 112

b)
TNMP will interconnect the New Autotransformer and Related Equipment to the SWNMT facilities in the manner displayed in the drawings attached to and incorporated into this Letter Agreement (refer to drawing numbers: Hidalgo 1, 2 and 3). TNMP shall submit its interconnection design plans to the SWNMT Project Coordinating Committee for review and approval prior to the interconnection to SWNMT.

c)	i) The New Autotransformer shall be wholly owned by TNMP, shall not be part of the SWNMT, and shall be for the sole use of TNMP.

ii)      TNMP shall be the sole owner of the Related Equipment and any other equipment installed by TNMP for the interconnection of the New Autotransformer, and such Related Equipment shall not be part of the SWNMT facilities. Notwithstanding the foregoing, the 345 kV circuit breaker and 345 kV motor operated disconnect shall be controlled by EPE acting in its role as Operating Agent of the SWNMT facilities. The 345 kV circuit-switcher will remain under the control of TNMP.

iii)     TNMP shall be responsible for the cost of operating and maintaining the equipment associated with this interconnection.

iv)      TNMP shall be responsible for the cost of installing sufficient equipment such that the line flows (MW and MVAR) over the New Autotransformer will be sent to EPE’s Energy Management System (EMS) for SCADA purposes. The above line flows will be made available to PNM at the Luna Substation.

v)       TNMP shall be responsible for the cost of installing sufficient equipment such that operating status indications for the 345 kV circuit breaker and 345 kV motor operated disconnect for SCADA purposes and operating status indication for the 345 kV circuit-switcher for SCADA and control purposes will be sent to EPE’s EMS. The above operating status indications will be made available to PNM at the Luna Substation.

II.    In consideration of the Parties granting the interconnection of the New Autotransformer to the SWNMT facilities as proposed, TNMP hereby agrees to the following:

a)
TNMP shall cooperate with EPE in performance of EPE’s responsibilities as Operating Agent and with EPE and PNM as SWNMT participants to minimize the potential for unforeseen difficulties resulting from TNMP’s planned interconnection to the SWNMT facilities.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: June 17, 1999

El Paso Electric Company Rate Schedule FERC No. 78	SWNMT Amendment #6	TEXAS-NEW MEXICO POWER COMPANY	Original Sheet No. 113

b)
The installation of the New Autotransformer and Related Equipment will not (i) increase TNMP’s firm transmission rights into the Southern New Mexico Transmission system above the firm transmission rights of 110 MW as delineated in Amendment #5 of the SWNMT Agreement, or (ii) in any way limit TNMP from pursuing additional transmission rights in the event such transmission rights become available on the SWNMT Project at a future date pursuant to the SWNMT Agreement.

c)	Metering shall be at the 115 kV level and such metered amounts will be adjusted as appropriate to account for losses in the New Autotransformer.

d)
TNMP shall ensure that with the interconnection of the proposed facilities, the two future positions planned for terminations of the Greenlee-Hidalgo-Luna 345 kV #2 line as part of the SWNMT shall not be compromised.

e)	TNMP will make available, at its cost, two communication channels for the Greenlee-Hidalgo-Luna 345 kV #2 line when the line is constructed.

f)	TNMP will provide first response activities regarding SWNMT facilities in the Hidalgo Switchyard.

g)
TNMP will perform the routine inspections and maintenance for the SWNMT facilities at Hidalgo Substation, with the exception of the relaying and communication facilities. Records of these activities shall be kept in accordance with the requirements of EPE as Operating Agent.

III.    In the event of a conflict between this Amendment #6 and the SWNMT Agreement, as amended in Amendments #1 through #5, the provisions of this Amendment #6 shall control. The remaining terms and conditions of the SWNMT Agreement, as amended in Amendments #1 through #5, shall remain in full force and effect, as if fully set forth in this letter.

If the forgoing terms and conditions are acceptable to the Parties, please so indicate by signing this Letter Agreement and returning one original to TNMP.

Texas-New Mexico Power Company

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: June 17, 1999

El Paso Electric Company Rate Schedule FERC No. 78	SWNMT Amendment #6	TEXAS-NEW MEXICO POWER COMPANY	Original Sheet No. 114

Accepted and agreed to this   17th  day of   June, 1999.

Public Service Company of New Mexico

EI Paso Electric Company

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: June 17, 1999

El Paso Electric Company Rate Schedule FERC No. 78	Original Sheet No. 115

251658240

345 KV LINE TO GREENLEE
345 KV LINE TO LUNA
345 KV HOUSE

TEXAS-NEW MEXICO POWER CO.
FORT WORTH, TEXAS

HIDALGO SUBSTATION
345 KV RING BUS

SCALE 1" = 60'	DWG NUMBER HIDAGLO 1	SHEET 1

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: June 17, 1999

El Paso Electric Company Rate Schedule FERC No. 78	Original Sheet No. 116

251658240

345 KV LINE TO LUNA
345 KV HOUSE

TEXAS-NEW MEXICO POWER CO.
FORT WORTH, TEXAS

HIDALGO SUBSTATION
345 KV
ONE LINE DIAGRAM

SCALE 1" = 60'

HIDAGLO 2

1

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: June 17, 1999

El Paso Electric Company Rate Schedule FERC No. 78	Original Sheet No. 117

251658240

TO TRIP
GCB-04862
GCB-NEW
115-870
115-NEW
LO
HI
SP
NOTE:
BREAKER FAILURE
FROM 115 KV GCBs WILL
TRIP CIRCUIT SWITCHER.
BREAKER FAILURE
FROM 345 KV GCBs WILL
ALSO TRIP CIRCUIT SWITCHER.
64
T1
TO 115 KV BUS
51
NEW
CIRCUIT SWITCHER
NEW 345 KV
CIRCUIT
BREAKER
87
CURRENTS FROM 115-870 AND 115-NEW
04862
03862
345 KV LINE TO LUNA

TEXAS-NEW MEXICO POWER CO.
FORT WORTH, TEXAS

HIDALGO SUBSTATION
345 KV PARTIAL ONE
LINE / RELAY DIAGRAM

NTS

HIDAGLO 3

1

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: June 17, 1999